UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – October 31, 2014
Item 1: Reports to Shareholders

Annual Report | October 31, 2014

Vanguard Explorer™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	15
Performance Summary.	17
Financial Statements.	19
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Trustees Approve Advisory Arrangement.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Explorer Fund
Investor Shares	8.20%
Admiral™ Shares	8.37
Russell 2500 Growth Index	10.24
Small-Cap Growth Funds Average	5.89
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$107.96	$105.28	$0.040	$10.822
Admiral Shares	100.54	98.03	0.216	10.062

Chairman’s Letter

Dear Shareholder,

U.S. stocks climbed to record highs during the 12 months ended October 31, 2014, despite occasional reversals triggered by worries about the pace of economic growth, the prospect of rising interest rates, and bouts of geopolitical instability.

Companies with larger market capitalizations, which tend to have steadier earnings and higher yields, held more allure for investors as prospects for economic growth cooled. The attractive valuations of such companies also played a role, especially after the strong run enjoyed by small-cap stocks since the financial crisis of 2008–2009.

In this market, Vanguard Explorer Fund returned a little over 8% for the 12 months, which was only about half the return of the broad U.S. market. The fund finished roughly 2 percentage points behind the return of its benchmark, the Russell 2500 Growth Index, but more than 2 percentage points ahead of the average return of its peers.

If you own shares of your fund in a taxable account, you may wish to review the after-tax returns that appear later in this report.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported the market against a bleaker backdrop that included tensions in the Middle East and Ukraine and other international economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, the

Federal Reserve announced on October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance, and stocks from the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

Overall, returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Small-cap stocks fell behind as the fund lagged in most sectors
Vanguard Explorer Fund focuses on the stocks of small U.S. companies with strong growth potential. Its advisors’ selections lagged when measured against the Russell 2500 Growth Index, which includes some mid-capitalization stocks; both mid- and large-caps outpaced small-caps overall during the period.

Seven of the ten industry sectors produced positive returns for the fund. The weakest sectors compared to their benchmark counterparts were consumer discretionary

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.52%	0.35%	1.42%
The fund expense ratios shown are from the prospectus dated August 15, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratios were 0.51% for Investor Shares and 0.35% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Small-Cap Growth Funds.

and health care, which together accounted for three-quarters of Explorer’s underper-formance.

Consumer discretionary stocks in the index returned around 4%, but the fund’s corresponding holdings were flat. Gains from the advisors’ positive selections in the hotels, restaurant, and leisure subsector couldn’t offset losses elsewhere. In health care, the advisors did very well in pharmaceuticals (89%), but that wasn’t enough to make up for a significant underweight position in biotechnology. The fund’s stocks in this growing field did almost as well (32%) as their counterparts in the index (34%). However, the fund’s weighting in the subsector was less than half that of the index.

The fund outpaced the index in just two sectors: financials and utilities. In financials, the advisors’ selections beat the benchmark by about 3 percentage points. The thrifts and mortgage finance subsector (9%) provided a nice boost even as it returned –29% for the index. The small utilities sector was another bright spot as the advisors’ handful of picks returned 32%, about 18 percentage points more than the utilities in the index.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
Explorer Fund Investor Shares	9.17%
Russell 2500 Growth Index	10.26
Small-Cap Growth Funds Average	8.08
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s long-term record compares favorably with its peers
Seasoned investors know that small-cap stocks are generally more volatile than large-caps. Along with the opportunity for sizable gains come the risks of underperformance or substantial losses. For example, the Explorer Fund’s most recent 12-month return of about 8% is significantly lower than the 12-month return of about 43% that we reported a year ago. But the fund’s reliance on the different but complementary strategies of its eight advisors and its broad exposure to more than 650 stocks can help to reduce the risk inherent in small-caps.

Time also “smooths out” volatility. For the decade ended October 31, 2014, the Explorer Fund’s Investor Shares recorded an average annual return of 9.17%. The fund trailed its index, which has no expenses, but outperformed its peer-group average by about 1 percentage point.

Over the longer term, the fund has done well: For the 25 years ended October 31, it outpaced its benchmark index by about a full percentage point, returning 10.6% on average annually, compared with 9.5% for the index. We’re confident that the advisors’ skill, supported by the fund’s low costs, will continue this competitive performance over the long term.

When market volatility heats up, the best response is to stay cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

Advisors’ Report

For the 12 months ended October 31, 2014, Vanguard Explorer Fund returned about 8% for both share classes. Your fund is managed by eight independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that begins on page 13. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 21, 2014.

Wellington Management Company, llp

Portfolio Managers:

Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Vice President
and Equity Portfolio Manager

For the 12 months ended October 31, 2014, smaller-capitalization stocks returned 10.24% as measured by the fund’s benchmark, the Russell 2500 Growth Index. After posting dramatic gains in 2013, smaller-caps have exhibited more volatility this year, with substantially more variation in sector and industry results.

As has been the case over longer time spans, our results for this period were driven by strong stock selection. Our choices were especially helpful in industrials, energy, and materials.

AerCap Holdings, a Netherlands-based integrated global aviation company, contributed most to our portfolio’s relative performance, boosted by its announcement that it would acquire the aircraft leasing business of AIG.

We eliminated the position into strength. Shares of Kindred Healthcare, a diversified provider of post-acute health care services in the United States, also rallied, returning more than 60%; we continue to own the stock.

Weak stock selection in telecommunication services had a modestly negative impact on relative performance. Our underweight allocation to health care (an indirect result of our individual stock picks) also hurt, as health care generated the strongest sector returns for the benchmark.

Health care insurance services firm eHealth was among the largest relative detractors. The firm’s revenues were below consensus expectations in the face of declining conversion rates and lower per-member commissions in the second quarter of 2014. We maintained our position as we believe the company remains a long-term beneficiary of the “consumerization” of health care benefits.

Television and movie producer Dream-Works Animation lagged as well. Business activity in the company’s 2014 projections trailed expectations, and recognition of key television-related revenue was delayed until 2015. We continue to own Dream-Works and believe the company is building new businesses in TV and online and will deliver a very strong film lineup in 2016.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President,
Chief Investment Officer, and
Co-Leader of the Investment Team

Dana F. Walker, CFA, Portfolio Manager,
and Co-Leader of the Investment Team

During the fiscal year, the U.S. equity market was rewarding for small- to mid-sized stocks but more so for larger companies. Further down the size spectrum there was more volatility, including a sharp correction that affected stocks of every size from mid-September through mid-October. This was followed by an equally abrupt rally to all-time highs for the major averages. The causes of the correction were rising geopolitical risk, the approaching switch from Fed stimulus to tightening, and increasing worries about global slowing outside the United States, especially in Europe and China. This also resulted in a pronounced advance in the U.S. dollar and widespread weakness in commodities, including oil prices.

Still, the risk of a recession appears to be several years away. Sturdier U.S. growth seems likely to provide demand that should allow growth to be maintained in important world economies. With equity valuations not extreme, we believe the beneficial outlook of the last several years can continue, albeit with more market corrections. The United States should remain, as we like to put it, “the best house on the world block.”

For the fiscal year, the financial services sector, and Alliance Data Systems in particular, added most to our returns. Other significant contributors included Salix Pharmaceuticals, The Cooper Companies, and Actavis in health care. United Rentals, F5 Networks, PolyOne, and CarMax were notable successes in other areas.

Our biggest laggards were the information technology, health care, and energy sectors. In IT, individual stocks such as Acxiom hurt most; in health care, we did not own the red-hot biotechnology companies; and in energy, an unexpectedly steep decline in oil prices dragged down the sector’s returns. Other individual detractors included Conn’s, Chicago Bridge & Iron, and Urban Outfitters.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA, Co-Founder
and Chief Investment Officer

Jane M. White, Co-Founder,
President, and Chief Executive Officer

Jennifer M. Pawloski,
Vice President

John V. Schneider, CFA,
Vice President

In the first three quarters of the period, earnings growth for the companies in our portfolio was steady but lackluster. Since then, earnings growth rates have accelerated significantly and valuations have come down appreciably. As always, our industry experts continue to seek out small U.S. companies benefiting from innovation and dynamic change. We then use our investment process, honed over more than 30 years, to construct a strong portfolio.

Our best performer for the fiscal year was Super Micro Computer. Three of our top five contributors were in health care: Alkermes, Exact Sciences, and Vertex Pharmaceuticals. Euronet Worldwide and FactSet drove outperformance in financial services.

Shortfalls included Pandora Media and Crocs in consumer discretionary, Natural Grocers in consumer staples, DXP Enterprises in industrials, and OM Group in materials.

Stephens Investment Management
Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,
Chief Investment Officer

As the domestic economy continued to show signs of improvement, the Federal Reserve’s quantitative easing policy has—coincidentally and appropriately—ended in October. However, this introduced some volatility and uncertainty into the market as investors shifted strategies to deal with the new environment. Ultimately, we believe the volatility represents a lack of strong consensus. This is a good thing, because it creates a market with more opportunities for stock picking.

Our strongest performers were health care stocks, particularly in biotechnology, pharmaceuticals, and companies involved in the drug discovery process. Despite early volatility, our information technology stocks also did well. We have significant exposure to software and network security companies, where fundamentals remain robust.

Following a period of strong relative and absolute performance for our portfolio, our investment style faced some turbulence during the past 12 months. Despite generally strong fundamentals and compelling secular growth, many of our holdings trailed as the market digested higher valuations and rewarded more cyclically sensitive stocks. This trend cut across nearly every sector and industry.

Chartwell Investment Partners, Inc.

Portfolio Managers:

Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner
and Senior Portfolio Manager

The financial markets rallied over the last 12 months, but beneath the surface the economic environment remains uncertain and the markets turbulent. More than ever, stock selection seems central to investment performance. Against this backdrop, our portfolio decisions steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

Akorn was our top contributor. The fast-growing generic drug company attained strong results through pricing power on key products and an improving financial outlook. A pickup in new drug approvals is encouraging for Akorn’s large pipeline. Avis Budget Group, a global vehicle rental services company, benefited from a strengthening pricing structure, cost execution, and a more aggressive capital allocation process.

Independent energy company Rex Energy underperformed in sympathy with weakening natural gas commodity prices. Its successful strategic moves have been offset by higher relative leverage. Slowed momentum and lower revenue guidance at biotechnology firm

Aegerion Pharmaceuticals was associated with concerns about one of the drugs it is developing.

Century Capital Management, LLC

Portfolio Manager:

Alexander L. Thorndike, Managing Partner

The equity markets continued to march upward during the period. The domestic economic recovery appears to be intact. Corporate earnings and profit margins remain strong, unemployment is dropping, and the index of leading economic indicators keeps rising. After several years of strong returns for the stock market, companies now seem fairly valued but are enjoying the benefits of historically low interest rates and energy prices.

Globally, the economic outlook in Europe has decelerated along with growth in most emerging markets. The Chinese economy is growing at a rate lower than previously expected. Although slower overseas growth could affect domestic growth, we remain optimistic about the state of the U.S. economy and are still finding attractive investment candidates. We will continue to trim and build around high-quality franchises with solid fundamentals, competitive advantages, and pricing power.

Health care and financials were our best-performing sectors during the period. Salix Pharmaceuticals and Jazz Pharmaceuticals in health care and Palo Alto Networks in information technology were standout holdings.

Information technology and consumer discretionary were our weakest sectors. Web.com in IT and MercadoLibre and DSW in consumer discretionary were the biggest individual detractors.

Arrowpoint Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

We began managing our portion of the fund in June. After two years of relative calm, volatility returned to the markets in 2014. From early September through mid-October, the Russell 2500 Growth Index notched its first 10% correction in more than two years. Across a variety of measures, high-quality companies outperformed their low-quality counterparts during this period of heightened volatility.

We were able to take advantage of this volatility and deliver on our goals of protecting capital during market pullbacks and matching the benchmark return during periods of market appreciation. From a sector standpoint, information technology and consumer discretionary were our largest positive contributors. Vistaprint, The Cooper Companies, and SolarWinds were standouts.

On a relative basis, the financial sector was our biggest detractor: Clean Harbors, LPL Financial Holdings, and Solera Holdings all hurt performance.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the 12-month period, our stock selection models accurately identified the outperformers within most industry groups. Our valuation and management decision models were most successful, and our sentiment model underperformed.

Our stock selection was positive in six out of the ten industry sectors. Our choices had the strongest positive impact on relative return in information technology, consumer discretionary, and consumer staples. In IT, RF Micro Devices, Manhattan Associates, and Booz Allen Hamilton contributed the most to relative results.

In consumer discretionary, Hanesbrands, Jack in the Box, and Strayer Education led, while Keurig Green Mountain and Pilgrim’s Pride led in consumer staples.

However, our overall selections in health care and energy generated poor results. In health care, returns were mostly affected by companies such as InterMune, Puma Biotechnology, and Jazz Pharmaceuticals, which our models did not like although they had strong returns. At the same time, picks including Cytokinetics and CorVel did not perform as expected. In energy, SM Energy, Nabors Industries, and Clayton Williams Energy detracted.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	30	3,712	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	22	2,725	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Granahan Investment	15	1,839	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Stephens Investment	8	1,038	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Chartwell Investment Partners,	7	895	Uses a bottom-up, fundamental, research-driven
Inc.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Century Capital Management,	7	881	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. The ideal
			investment is a reasonably valued, well-managed
			company with established products or services, a high
			return on equity, high recurring revenues, and
			improving margins.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Arrowpoint Partners	4	533	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control their
			own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows the
			focus to companies with large potential markets and
			high-quality business models focused on the future.
			Finally, considerations are made for potential
			down-side risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Vanguard Equity Investment	4	509	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	161	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio,/sup>1	0.52%	0.35%
30-Day SEC Yield	0.10%	0.26%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	666	1,516	3,756
Median Market Cap	$3.3B	$3.8B	$47.3B
Price/Earnings Ratio	31.6x	33.2x	20.4x
Price/Book Ratio	3.0x	4.5x	2.7x
Return on Equity	12.2%	15.8%	17.8%
Earnings Growth
Rate	16.1%	16.4%	15.7%
Dividend Yield	0.6%	0.8%	1.9%
Foreign Holdings	2.7%	0.0%	0.0%
Turnover Rate	66%	—	—
Short-Term Reserves	1.8%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.98	0.83
Beta	0.98	1.23
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
West Pharmaceutical
Services Inc.	Health Care Supplies	1.0%
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.9
Cadence Design
Systems Inc.	Application Software	0.7
Urban Outfitters Inc.	Apparel Retail	0.7
TreeHouse Foods Inc.	Packaged Foods &
	Meats	0.6
Akorn Inc.	Pharmaceuticals	0.6
NASDAQ OMX Group
Inc.	Specialized Finance	0.6
Graphic Packaging
Holding Co.	Paper Packaging	0.6
Cooper Cos. Inc.	Health Care Supplies	0.6
Minerals Technologies
Inc.	Specialty Chemicals	0.6
Top Ten		6.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated August 15, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.51% for Investor Shares and 0.35% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	17.2%	18.1%	12.5%
Consumer Staples	2.4	3.4	8.3
Energy	4.8	4.2	8.5
Financials	9.3	8.6	17.7
Health Care	17.1	18.6	13.9
Industrials	17.8	17.1	11.3
Information
Technology	23.7	21.6	18.8
Materials	6.5	7.1	3.6
Other	0.1	0.0	0.0
Telecommunication
Services	0.7	0.9	2.2
Utilities	0.4	0.4	3.2

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Explorer Fund*Investor Shares	8.20%	18.54%	9.17%	$24,044
••••••••	Russell 2500 Growth Index	10.24	19.20	10.26	26,568
– – – –	Small-Cap Growth Funds Average	5.89	17.02	8.08	21,748
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Explorer Fund Admiral Shares	8.37%	18.74%	9.35%	$122,278
Russell 2500 Growth Index	10.24	19.20	10.26	132,841
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.00	17.09	8.71	115,300

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	6.75%	16.17%	8.98%
Admiral Shares	11/12/2001	6.92	16.36	9.16

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Urban Outfitters Inc.	2,648,465	80,407	0.6%
*	IMAX Corp.	2,340,737	68,958	0.6%
*	LKQ Corp.	2,404,037	68,683	0.6%
	Churchill Downs Inc.	652,778	66,570	0.5%
*	Ulta Salon Cosmetics & Fragrance Inc.	510,034	61,617	0.5%
*	Life Time Fitness Inc.	1,046,000	58,335	0.5%
*	CarMax Inc.	1,020,605	57,062	0.5%
*	Tumi Holdings Inc.	2,495,382	51,829	0.4%
	Tractor Supply Co.	670,655	49,105	0.4%
	Consumer Discretionary—Other †		1,480,272	12.0%
			2,042,838	16.6%
Consumer Staples
*	TreeHouse Foods Inc.	933,925	79,542	0.6%
*	United Natural Foods Inc.	831,444	56,555	0.5%
	Consumer Staples—Other †		146,979	1.2%
			283,076	2.3%

Energy †			568,542	4.6%

Financials
	NASDAQ OMX Group Inc.	1,801,327	77,925	0.6%
*	Affiliated Managers Group Inc.	349,006	69,728	0.6%
*,1	eHealth Inc.	1,456,325	36,335	0.3%
	Financials—Other †		892,512	7.3%
			1,076,500	8.8%
Health Care
	West Pharmaceutical Services Inc.	2,373,195	121,626	1.0%
*	Akorn Inc.	1,758,565	78,344	0.7%
	Cooper Cos. Inc.	463,952	76,042	0.6%
*	Alkermes plc	1,266,832	64,038	0.5%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Bruker Corp.	2,892,280	59,957	0.5%
*	Cepheid	1,115,100	59,111	0.5%
*	Salix Pharmaceuticals Ltd.	368,553	53,016	0.4%
	Kindred Healthcare Inc.	2,419,319	52,620	0.4%
*	ABIOMED Inc.	1,565,000	51,316	0.4%
*	Charles River Laboratories International Inc.	780,370	49,288	0.4%
	Health Care—Other †		1,364,440	11.1%
			2,029,798	16.5%
Industrials
*	Armstrong World Industries Inc.	1,454,705	70,437	0.6%
	MSC Industrial Direct Co. Inc. Class A	767,873	62,175	0.5%
*	WESCO International Inc.	686,424	56,568	0.5%
*	Generac Holdings Inc.	1,230,073	55,771	0.4%
	AO Smith Corp.	1,006,015	53,671	0.4%
	Acuity Brands Inc.	380,880	53,106	0.4%
	Waste Connections Inc.	1,059,610	52,875	0.4%
	Pentair plc	767,725	51,476	0.4%
*	WageWorks Inc.	886,929	50,564	0.4%
*	Teledyne Technologies Inc.	485,923	50,356	0.4%
*	IHS Inc. Class A	377,190	49,423	0.4%
*,1	American Woodmark Corp.	798,759	32,677	0.3%
	Industrials—Other †		1,469,937	12.0%
			2,109,036	17.1%
Information Technology
*	Alliance Data Systems Corp.	383,148	108,565	0.9%
*	Cadence Design Systems Inc.	4,628,560	83,083	0.7%
*	Ultimate Software Group Inc.	461,178	69,412	0.6%
*	Demandware Inc.	1,118,697	67,066	0.6%
*	TiVo Inc.	4,940,010	64,467	0.5%
*	Euronet Worldwide Inc.	1,198,658	64,332	0.5%
*	Dealertrack Technologies Inc.	1,266,189	59,574	0.5%
*	Silicon Laboratories Inc.	1,178,901	53,746	0.4%
	Belden Inc.	731,415	52,069	0.4%
	Teradyne Inc.	2,802,320	51,563	0.4%
*	Electronics For Imaging Inc.	1,121,075	51,256	0.4%
*	Microsemi Corp.	1,879,800	49,006	0.4%
	Information Technology—Other †		2,042,987	16.6%
			2,817,126	22.9%
Materials
*	Graphic Packaging Holding Co.	6,390,464	77,516	0.6%
	Minerals Technologies Inc.	947,830	72,708	0.6%
	Ball Corp.	901,635	58,092	0.5%
	Materials—Other †		566,039	4.6%
			774,355	6.3%
Other
^	iShares Russell 2000 ETF	962,395	112,177	0.9%
^,2	Vanguard Small-Cap Growth ETF	463,200	57,914	0.5%
	Other—Other †		12,736	0.1%
			182,827	1.5%

Telecommunication Services †			84,907	0.7%

Utilities †			45,504	0.4%
Total Common Stocks (Cost $9,201,337)			12,014,509	97.7%3

Explorer Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.114%	453,977,154	453,977	3.7%

Repurchase Agreement †			25,600	0.2%

6U.S. Government and Agency Obligations †			9,099	0.1%
Total Temporary Cash Investments (Cost $488,676)			488,676	4.0%3
Total Investments (Cost $9,690,013)			12,503,185	101.7%
Other Assets and Liabilities
Other Assets			117,691	1.0%
Liabilities5			(328,206)	(2.7%)
			(210,515)	(1.7%)
Net Assets			12,292,670	100.0%

Explorer Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,877,204
Undistributed Net Investment Income	546
Accumulated Net Realized Gains	1,594,491
Unrealized Appreciation (Depreciation)
Investment Securities	2,813,172
Futures Contracts	7,258
Foreign Currencies	(1)
Net Assets	12,292,670

Investor Shares—Net Assets
Applicable to 43,908,794 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,622,885
Net Asset Value Per Share—Investor Shares	$105.28

Admiral Shares—Net Assets
Applicable to 78,237,468 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,669,785
Net Asset Value Per Share—Admiral Shares	$98.03

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $161,303,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 3.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $164,635,000 of collateral received for securities on loan.
6 Securities with a value of $5,199,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends1	74,536
Interest	452
Securities Lending	3,927
Total Income	78,915
Expenses
Investment Advisory Fees—Note B
Basic Fee	26,767
Performance Adjustment	(392)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,080
Management and Administrative—Admiral Shares	8,483
Marketing and Distribution—Investor Shares	883
Marketing and Distribution—Admiral Shares	1,272
Custodian Fees	181
Auditing Fees	43
Shareholders’ Reports—Investor Shares	45
Shareholders’ Reports—Admiral Shares	81
Trustees’ Fees and Expenses	24
Total Expenses	51,467
Expenses Paid Indirectly	(525)
Net Expenses	50,942
Net Investment Income	27,973
Realized Net Gain (Loss)
Investment Securities Sold	1,820,129
Futures Contracts	17,931
Foreign Currencies	(21)
Realized Net Gain (Loss)	1,838,039
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(887,576)
Futures Contracts	1,618
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	(885,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	980,052
1 Dividends are net of foreign withholding taxes of $330,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,973	34,926
Realized Net Gain (Loss)	1,838,039	1,321,182
Change in Unrealized Appreciation (Depreciation)	(885,960)	2,274,875
Net Increase (Decrease) in Net Assets Resulting from Operations	980,052	3,630,983
Distributions
Net Investment Income
Investor Shares	(1,971)	(16,823)
Admiral Shares	(14,527)	(20,358)
Realized Capital Gain1
Investor Shares	(533,162)	(142,437)
Admiral Shares	(676,723)	(111,244)
Total Distributions	(1,226,383)	(290,862)
Capital Share Transactions
Investor Shares	(830,676)	(1,200,040)
Admiral Shares	1,300,061	1,163,674
Net Increase (Decrease) from Capital Share Transactions	469,385	(36,366)
Total Increase (Decrease)	223,054	3,303,755
Net Assets
Beginning of Period	12,069,616	8,765,861
End of Period2	12,292,670	12,069,616
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $192,517,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $546,000 and ($8,098,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$107.96	$78.03	$73.02	$66.02	$51.77
Investment Operations
Net Investment Income	.120	.2191	.108	.077	.109
Net Realized and Unrealized Gain (Loss)
on Investments	8.062	32.286	4.998	7.029	14.239
Total from Investment Operations	8.182	32.505	5.106	7.106	14.348
Distributions
Dividends from Net Investment Income	(.040)	(.272)	(.096)	(.106)	(.098)
Distributions from Realized Capital Gains	(10.822)	(2.303)	—	—	—
Total Distributions	(10.862)	(2.575)	(.096)	(.106)	(.098)
Net Asset Value, End of Period	$105.28	$107.96	$78.03	$73.02	$66.02

Total Return 2	8.20%	42.89%	7.00%	10.76%	27.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,623	$5,573	$5,008	$5,864	$6,290
Ratio of Total Expenses to Average Net Assets3	0.51%	0.50%	0.49%	0.50%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.12%	0.27%1	0.16%	0.12%	0.19%
Portfolio Turnover Rate	66%	65%	59%	89%4	82%
1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.03%), 0.00%, and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$100.54	$72.68	$68.04	$61.50	$48.21
Investment Operations
Net Investment Income	.302	.3751	.236	.179	.206
Net Realized and Unrealized Gain (Loss)
on Investments	7.466	30.019	4.621	6.550	13.259
Total from Investment Operations	7.768	30.394	4.857	6.729	13.465
Distributions
Dividends from Net Investment Income	(.216)	(.392)	(.217)	(.189)	(.175)
Distributions from Realized Capital Gains	(10.062)	(2.142)	—	—	—
Total Distributions	(10.278)	(2.534)	(.217)	(.189)	(.175)
Net Asset Value, End of Period	$98.03	$100.54	$72.68	$68.04	$61.50

Total Return	8.37%	43.13%	7.16%	10.94%	27.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,670	$6,497	$3,757	$3,288	$2,864
Ratio of Total Expenses to Average Net Assets2	0.35%	0.34%	0.32%	0.34%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.28%	0.43%1	0.33%	0.28%	0.36%
Portfolio Turnover Rate	66%	65%	59%	89%3	82%
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.03%), 0.00%, and (0.01%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Explorer Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, Kalmar Investment Advisers, Granahan Investment Management, Inc., Stephens Investment Management Group, LLC, Chartwell Investment Partners, Inc., Century Capital Management, LLC, and beginning June 2014, Arrowpoint Asset Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, llp, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to November 1, 2013, and the new benchmark, a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index, beginning November 1, 2013. The new benchmark will be fully phased in by October 31, 2016. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance since October 31, 2013, relative to the Russell 2500 Growth Index. The basic fee of Chartwell Investment Partners, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to February 1, 2012, and the current benchmark, Russell 2000 Growth Index, beginning February 1, 2012. The current benchmark will be fully phased in by January 31, 2015.

The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and

Explorer Fund

the Russell 2500 Growth Index. In accordance with the advisory contract entered into with Arrowpoint Asset Management, LLC, beginning May 1, 2015, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2014, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $535,000 for the year ended October 31, 2014.

For the year ended October 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $392,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $1,182,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.47% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2014, these arrangements reduced the fund’s expenses by $525,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,960,909	40,864	12,736
Temporary Cash Investments	453,977	34,699	—
Futures Contracts—Assets1	1,708	—	—
Futures Contracts—Liabilities1	(110)	—	—
Total	12,416,484	75,563	12,736
1 Represents variation margin on the last day of the reporting period.

30

Explorer Fund

F. At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2014	732	85,717	6,096
E-mini S&P MidCap 400 Index	December 2014	143	20,240	1,162
				7,258

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2014, the fund realized net foreign currency losses of $21,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $12,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,822,000 from undistributed net investment income, and $233,839,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $220,737,000 of ordinary income and $1,411,222,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $9,698,446,000. Net unrealized appreciation of investment securities for tax purposes was $2,804,739,000, consisting of unrealized gains of $3,177,853,000 on securities that had risen in value since their purchase and $373,114,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2014, the fund purchased $8,052,912,000 of investment securities and sold $8,493,006,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	511,418	5,003	512,781	5,468
Issued in Lieu of Cash Distributions	528,322	5,327	157,299	2,003
Redeemed	(1,870,416)	(18,039)	(1,870,120)	(20,041)
Net Increase (Decrease)—Investor Shares	(830,676)	(7,709)	(1,200,040)	(12,570)
Admiral Shares
Issued	1,952,958	20,183	1,844,750	20,811
Issued in Lieu of Cash Distributions	653,398	7,085	123,108	1,686
Redeemed	(1,306,295)	(13,654)	(804,184)	(9,572)
Net Increase (Decrease)—Admiral Shares	1,300,061	13,614	1,163,674	12,925

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold1	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
American Woodmark Corp.	NA2	8,343	1,419	—	—	32,677
eHealth Inc.	63,502	15,428	21,736	—	—	36,335
Kindred Healthcare Inc.	44,737	3,660	20,509	1,250	—	NA3
TiVo Inc.	81,667	13,917	28,577	—	—	NA3
WNS Holdings Ltd. ADR	NA4	28,967	30,526	—	—	NA4
Vanguard Small-Cap ETF	91,483	—	92,844	—	—	—
Vanguard Small-Cap Growth ETF	83,701	—	29,540	368	—	57,914
Vanguard Market Liquidity Fund	644,213	NA5	NA5	419	—	453,977
Total	1,009,303			2,037	—	580,903
1 Includes net realized gain (loss) on affiliated investment securities sold of $84,294,000.
2 Not applicable—At October 31, 2013, the issuer was not an affiliated company of the fund.
3 Not applicable—At October 31, 2014, the security was still held, but the issuer was no longer an affiliated company of the fund.
4 Not applicable—At October 31, 2013, and October 31, 2014, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
5 Not applicable—Purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

32

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2014

Special 2014 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,229,796,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $38,657,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 23.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	8.20%	18.54%	9.17%
Returns After Taxes on Distributions	5.36	17.79	8.27
Returns After Taxes on Distributions and Sale of Fund Shares	6.24	15.02	7.38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,048.50	$2.58
Admiral Shares	1,000.00	1,049.35	1.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.68	$2.55
Admiral Shares	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Explorer Fund added Arrowpoint Asset Management, LLC (Arrowpoint Partners), to the fund’s investment advisory team in June 2014. The board had previously renewed the fund’s investment advisory arrangements with Century Capital Management, LLC (Century Capital); Chartwell Investment Partners, Inc. (Chartwell); Granahan Investment Management, Inc. (Granahan); Kalmar Investment Advisers (Kalmar); Stephens Investment Management Group, LLC (SIMG); Wellington Management Company, LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard) (through its Quantitative Equity Group). Please see the fund’s semiannual report dated April 30, 2014, for more information about the board’s approval of the arrangements with Century Capital, Chartwell, Granahan, Kalmar, SIMG, Wellington Management, and Vanguard.

The board decided to approve the arrangement with Arrowpoint Partners based upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the advisor’s investment management services, and took into account the organizational depth and stability of the advisor. The board noted the following:

Arrowpoint Partners. Arrowpoint Partners, founded in 2007, uses in-depth, fundamental research to uncover companies that, in its opinion, can control their own economic destiny. Arrowpoint Partners starts by identifying businesses with strong competitive advantages in industries with high barriers to entry. It then narrows its focus to companies with large potential markets and high-quality business models focused on the future. Arrowpoint Partners minimizes potential downside risk, resulting in a diversified portfolio of stable growth companies, cyclical share gainers, and to a lesser extent, game-changing growth businesses that Arrowpoint Partners feels will deliver returns beyond those of the benchmark index over time.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
Since Arrowpoint Partners had no performance history with the fund, the board analyzed the performance of similar funds and strategies previously managed by Mr. Schaub and Mr. Meade. The board noted that Mr. Schaub and Mr. Meade’s record in small-cap growth products dates back to 2006 and that their composite portfolio has produced a solid performance record over both short- and long-term periods, with outperformance occurring in a variety of environments.

Cost
The board considered the cost of services to be provided, including consideration of competitive fee rates. The board concluded that the addition of Arrowpoint Partners would result in a slight increase in the fund’s aggregate investment advisory fee (assuming no changes in performance incentives or penalties) but that the fund’s advisory fee and expense ratio would remain significantly below the fund’s peer averages. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Arrowpoint Partners in determining whether to approve the advisory fees, because the firm is independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Arrowpoint Partners. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the advisor increase.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.2	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2014: $43,000
Fiscal Year Ended October 31, 2013: $39,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2014: $6,605,127
Fiscal Year Ended October 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2014: $2,176,479
Fiscal Year Ended October 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2014: $316,869
Fiscal Year Ended October 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2014: $198,163
Fiscal Year Ended October 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2014: $515,032
Fiscal Year Ended October 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 16, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Explorer™ Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)

Common Stocks (97.7%)[1]
Consumer Discretionary (16.6%)
*	Urban Outfitters Inc.	2,648,465	80,407
*	IMAX Corp.	2,340,737	68,958
*	LKQ Corp.	2,404,037	68,683
	Churchill Downs Inc.	652,778	66,570
*	Ulta Salon Cosmetics & Fragrance Inc.	510,034	61,617
*	Life Time Fitness Inc.	1,046,000	58,335
*	CarMax Inc.	1,020,605	57,062
*	Tumi Holdings Inc.	2,495,382	51,829
	Tractor Supply Co.	670,655	49,105
	Hanesbrands Inc.	454,850	48,037
*	Jarden Corp.	711,705	46,325
*	Crocs Inc.	3,772,300	44,060
*	Live Nation Entertainment Inc.	1,690,295	43,948
*	Five Below Inc.	1,096,577	43,721
	Wolverine World Wide Inc.	1,606,282	43,595
	Texas Roadhouse Inc. Class A	1,508,690	43,556
*	HomeAway Inc.	1,175,846	41,037
	HSN Inc.	603,480	39,872
	Service Corp. International	1,722,810	37,678
	Cheesecake Factory Inc.	809,758	37,200
	Signet Jewelers Ltd.	305,826	36,702
	Lennar Corp. Class A	837,615	36,084
*	Standard Pacific Corp.	4,722,400	34,946
*	Grand Canyon Education Inc.	673,833	32,277
*	DreamWorks Animation SKG Inc. Class A	1,448,640	32,276
	New York Times Co. Class A	2,369,436	30,424
*	Buffalo Wild Wings Inc.	202,290	30,198
	Brunswick Corp.	631,360	29,548
*	Tenneco Inc.	521,507	27,306
	DSW Inc. Class A	907,448	26,906
*	Under Armour Inc. Class A	397,875	26,093
*	Cabela's Inc.	533,600	25,623
	National CineMedia Inc.	1,598,323	25,413
*	Steven Madden Ltd.	756,742	23,724
*	Dorman Products Inc.	507,695	23,537
*	Deckers Outdoor Corp.	267,500	23,396
*	Denny's Corp.	2,682,881	23,126
*	Krispy Kreme Doughnuts Inc.	1,059,181	20,040
*	Vitamin Shoppe Inc.	420,150	19,718
	Brinker International Inc.	341,609	18,324
*	Gentherm Inc.	407,589	16,996
	Dick's Sporting Goods Inc.	337,775	15,325
	Carter's Inc.	194,315	15,182
	Monro Muffler Brake Inc.	274,420	14,665
	Papa John's International Inc.	313,512	14,660
	Sally Beauty Holdings Inc.	486,021	14,245
	Movado Group Inc.	398,510	14,067
	Ross Stores Inc.	171,500	13,843
	Vail Resorts Inc.	158,717	13,707
	Ryland Group Inc.	376,577	13,485
	Callaway Golf Co.	1,679,300	13,166
	Sotheby's	331,229	13,137
	Capella Education Co.	173,743	12,291
*	Ascena Retail Group Inc.	969,100	12,065
*	Francesca's Holdings Corp.	988,200	11,769
*	Chuy's Holdings Inc.	378,767	11,329
*,^	iRobot Corp.	316,093	11,291
*	BJ's Restaurants Inc.	245,810	10,821
*	Vince Holding Corp.	299,500	10,497
	Cinemark Holdings Inc.	295,100	10,423
	Abercrombie & Fitch Co.	305,000	10,211

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Six Flags Entertainment Corp.	252,832	10,189
*	Skechers U.S.A. Inc. Class A	176,300	9,652
*	Hibbett Sports Inc.	206,873	9,390
*	Universal Electronics Inc.	153,445	8,729
*,^	Noodles & Co. Class A	365,100	8,335
*	Netflix Inc.	20,600	8,091
*	Sonic Corp.	307,355	7,748
*	Burlington Stores Inc.	155,878	6,538
	PetSmart Inc.	84,520	6,115
	ServiceMaster Global Holdings Inc.	217,076	5,205
	Dunkin' Brands Group Inc.	111,469	5,070
	Men's Wearhouse Inc.	105,100	4,943
*	Shutterfly Inc.	117,300	4,907
*	Fiesta Restaurant Group Inc.	87,675	4,835
*	Tesla Motors Inc.	17,939	4,336
	Domino's Pizza Inc.	45,442	4,035
*	Express Inc.	262,615	3,931
*	NVR Inc.	3,200	3,928
	Cablevision Systems Corp. Class A	198,600	3,698
*	MarineMax Inc.	192,548	3,691
	Popeyes Louisiana Kitchen Inc.	76,491	3,545
*,^	zulily Inc. Class A	97,215	3,537
	Jack in the Box Inc.	49,400	3,509
	Polaris Industries Inc.	22,400	3,379
*	Starz	102,100	3,155
*	Strayer Education Inc.	42,700	3,125
*	Murphy USA Inc.	52,700	3,020
	Foot Locker Inc.	51,100	2,862
	Aramark	100,600	2,808
*,^	SodaStream International Ltd.	127,000	2,799
	Nutrisystem Inc.	162,800	2,742
*	Barnes & Noble Inc.	119,400	2,605
	Brown Shoe Co. Inc.	97,500	2,593
*	Asbury Automotive Group Inc.	36,100	2,528
*	Tower International Inc.	103,200	2,508
^	Buckle Inc.	49,400	2,437
*	Outerwall Inc.	35,621	2,254
	La-Z-Boy Inc.	97,000	2,217
*	Liberty Ventures Class A	58,000	2,036
	Dillard's Inc. Class A	17,200	1,819
	Williams-Sonoma Inc.	22,100	1,437
	Tupperware Brands Corp.	21,000	1,339
*	G-III Apparel Group Ltd.	16,600	1,317
	Dana Holding Corp.	59,000	1,207
	Columbia Sportswear Co.	29,800	1,149
	Cato Corp. Class A	32,000	1,141
	Ruth's Hospitality Group Inc.	90,100	1,097
*	Visteon Corp.	10,600	995
	Harman International Industries Inc.	8,600	923
*	Orbitz Worldwide Inc.	104,800	867
*	K12 Inc.	51,665	641
	Big Lots Inc.	11,700	534
	Wayfair Inc.	17,895	449
*	Kona Grill Inc.	7,675	173
*	Martha Stewart Living Omnimedia Inc. Class A	38,700	168
*	ANN Inc.	3,271	126
			2,042,838
Consumer Staples (2.3%)
*	TreeHouse Foods Inc.	933,925	79,542
*	United Natural Foods Inc.	831,444	56,555
^	Herbalife Ltd.	809,788	42,482
	Ingredion Inc.	479,945	37,076
	PriceSmart Inc.	161,040	14,337
	Inter Parfums Inc.	394,275	11,197

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Monster Beverage Corp.	90,200	9,099
*	Boulder Brands Inc.	964,500	8,565
*	Natural Grocers by Vitamin Cottage Inc.	367,400	6,654
	Keurig Green Mountain Inc.	18,700	2,838
	Sanderson Farms Inc.	33,000	2,771
*	Sprouts Farmers Market Inc.	93,600	2,725
*	Rite Aid Corp.	487,400	2,559
*	Pilgrim's Pride Corp.	83,786	2,380
	Cal-Maine Foods Inc.	19,900	1,747
*	Harbinger Group Inc.	59,600	783
*	Omega Protein Corp.	49,800	720
*	SUPERVALU Inc.	69,000	595
	Greencore Group plc	107,366	451
			283,076
Energy (4.6%)
	Energen Corp.	624,520	42,280
	Core Laboratories NV	302,093	42,151
	Western Refining Inc.	875,680	39,922
*	RSP Permian Inc.	1,279,260	31,304
	Superior Energy Services Inc.	1,236,570	31,100
	Cabot Oil & Gas Corp.	959,435	29,838
	Alon USA Energy Inc.	1,855,992	29,770
*	Gulfport Energy Corp.	541,977	27,196
*	Dresser-Rand Group Inc.	317,139	25,910
	Patterson-UTI Energy Inc.	1,041,170	23,978
*	Paramount Resources Ltd. Class A	540,500	22,636
*	Bonanza Creek Energy Inc.	485,760	21,976
*	Atwood Oceanics Inc.	533,525	21,688
*	Carrizo Oil & Gas Inc.	399,550	20,753
*	Dril-Quip Inc.	171,679	15,443
*	Southwestern Energy Co.	458,200	14,896
*	Rex Energy Corp.	1,753,164	13,745
	RPC Inc.	679,850	11,150
	Oceaneering International Inc.	152,700	10,730
	RigNet Inc.	233,428	10,142
*,^	Halcon Resources Corp.	3,191,625	9,926
*	Kodiak Oil & Gas Corp.	829,323	8,948
*	Oil States International Inc.	138,800	8,292
*	Basic Energy Services Inc.	550,759	7,105
*	Forum Energy Technologies Inc.	258,200	7,049
	Range Resources Corp.	98,900	6,765
*	Oasis Petroleum Inc.	190,900	5,719
	CHC Group Ltd.	539,134	3,623
*	Pacific Ethanol Inc.	204,400	2,884
	SM Energy Co.	49,800	2,804
*	REX American Resources Corp.	36,867	2,682
*	Kosmos Energy Ltd.	276,300	2,578
*	Penn Virginia Corp.	292,368	2,506
	Green Plains Inc.	69,700	2,384
	Nabors Industries Ltd.	121,500	2,169
*	Matrix Service Co.	70,400	1,764
*	Abraxas Petroleum Corp.	289,200	1,194
*	Clayton Williams Energy Inc.	13,800	1,147
*	Alpha Natural Resources Inc.	526,200	1,031
	World Fuel Services Corp.	17,595	726
*	Pioneer Energy Services Corp.	69,500	638
			568,542
Financials (8.8%)
	NASDAQ OMX Group Inc.	1,801,327	77,925
*	Affiliated Managers Group Inc.	349,006	69,728
	International Bancshares Corp.	1,687,297	47,869
	PacWest Bancorp	1,041,918	44,448
	Zions Bancorporation	1,442,580	41,792
	Assured Guaranty Ltd.	1,650,800	38,100

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	WisdomTree Investments Inc.	2,518,356	37,146
	Redwood Trust Inc.	1,935,840	36,374
*,2	eHealth Inc.	1,456,325	36,335
	Pebblebrook Hotel Trust	814,059	34,679
*	Encore Capital Group Inc.	755,218	34,370
	Financial Engines Inc.	817,523	32,595
	Synovus Financial Corp.	1,277,538	32,398
	Primerica Inc.	633,200	32,388
	Douglas Emmett Inc.	1,150,100	32,352
	MSCI Inc. Class A	681,000	31,775
	First Industrial Realty Trust Inc.	1,488,835	29,077
	Radian Group Inc.	1,680,681	28,319
	Solar Capital Ltd.	1,433,800	26,654
*	MGIC Investment Corp.	2,548,000	22,728
	MFA Financial Inc.	2,584,725	21,660
	Och-Ziff Capital Management Group LLC Class A	1,868,415	20,590
	HFF Inc. Class A	589,272	18,550
	STAG Industrial Inc.	720,900	17,590
*	Signature Bank	140,237	16,987
*	Portfolio Recovery Associates Inc.	255,600	16,167
	Cohen & Steers Inc.	345,352	14,802
*	Texas Capital Bancshares Inc.	225,855	13,811
*	SVB Financial Group	111,500	12,487
	American Equity Investment Life Holding Co.	477,729	12,330
	LPL Financial Holdings Inc.	265,435	10,986
*	First NBC Bank Holding Co.	266,130	9,775
	MarketAxess Holdings Inc.	150,700	9,743
	First Horizon National Corp.	719,750	9,256
	PrivateBancorp Inc.	286,297	9,253
	Cardinal Financial Corp.	475,344	9,127
	Evercore Partners Inc. Class A	172,780	8,945
*	Hilltop Holdings Inc.	405,100	8,924
	Lexington Realty Trust	805,255	8,826
	Bank of the Ozarks Inc.	199,514	7,031
	East West Bancorp Inc.	163,300	6,003
	Lazard Ltd. Class A	83,100	4,089
	Jones Lang LaSalle Inc.	29,649	4,009
*	Cowen Group Inc. Class A	930,118	3,758
	Universal Insurance Holdings Inc.	188,500	3,299
	Waddell & Reed Financial Inc. Class A	62,100	2,965
	Reinsurance Group of America Inc. Class A	34,800	2,932
*	Credit Acceptance Corp.	19,217	2,836
	Nelnet Inc. Class A	49,676	2,364
*	Strategic Hotels & Resorts Inc.	158,500	2,037
*	World Acceptance Corp.	28,076	2,012
*	Howard Hughes Corp.	13,300	1,960
	Omega Healthcare Investors Inc.	46,400	1,771
	Extra Space Storage Inc.	28,000	1,628
	Apartment Investment & Management Co. Class A	45,400	1,625
	Ryman Hospitality Properties Inc.	32,600	1,609
	DuPont Fabros Technology Inc.	49,800	1,542
	Columbia Property Trust Inc.	57,800	1,458
	Iron Mountain Inc.	26,100	941
	Geo Group Inc.	21,800	871
	Fidelity & Guaranty Life	36,100	857
	Sovran Self Storage Inc.	9,600	817
	Montpelier Re Holdings Ltd.	9,200	305
*	Western Alliance Bancorp	11,200	298
	QTS Realty Trust Inc. Class A	7,400	261
	Universal Health Realty Income Trust	5,000	242
	Federal Realty Investment Trust	900	119
			1,076,500
Health Care (16.5%)
	West Pharmaceutical Services Inc.	2,373,195	121,626

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Akorn Inc.	1,758,565	78,344
	Cooper Cos. Inc.	463,952	76,042
*	Alkermes plc	1,266,832	64,038
*	Bruker Corp.	2,892,280	59,957
*	Cepheid	1,115,100	59,111
*	Salix Pharmaceuticals Ltd.	368,553	53,016
	Kindred Healthcare Inc.	2,419,319	52,620
*	ABIOMED Inc.	1,565,000	51,316
*	Charles River Laboratories International Inc.	780,370	49,288
*	Insulet Corp.	1,059,363	45,733
^	ResMed Inc.	805,609	42,069
*	WellCare Health Plans Inc.	579,910	39,359
*	Globus Medical Inc.	1,765,658	39,145
*	Molina Healthcare Inc.	800,900	38,956
*	Hospira Inc.	708,100	38,025
*	Alnylam Pharmaceuticals Inc.	406,411	37,691
	Universal Health Services Inc. Class B	355,470	36,866
*	ICON plc	683,238	35,945
*	Mallinckrodt plc	386,808	35,656
*	Catamaran Corp.	721,258	34,382
*	Nektar Therapeutics	2,478,300	34,176
*	Allscripts Healthcare Solutions Inc.	2,394,800	32,857
*	athenahealth Inc.	264,828	32,441
*	Acadia Healthcare Co. Inc.	517,643	32,120
*	LifePoint Hospitals Inc.	451,440	31,601
*	Mettler-Toledo International Inc.	113,859	29,429
*	Team Health Holdings Inc.	420,900	26,323
*	Actavis plc	105,330	25,568
*	Align Technology Inc.	465,535	24,496
*	Bio-Rad Laboratories Inc. Class A	209,240	23,606
*	TESARO Inc.	838,808	23,336
*	CareFusion Corp.	384,312	22,048
*	Vertex Pharmaceuticals Inc.	194,100	21,863
*	Illumina Inc.	112,300	21,627
*	Brookdale Senior Living Inc.	613,811	20,692
*	NuVasive Inc.	493,400	20,180
*	Auxilium Pharmaceuticals Inc.	625,000	20,106
*	PTC Therapeutics Inc.	484,000	19,781
*	Tornier NV	699,333	19,546
*	QIAGEN NV	827,000	19,401
*	Spectranetics Corp.	537,357	17,072
*	PharMerica Corp.	564,046	16,183
*	Quidel Corp.	547,290	15,625
*	Medidata Solutions Inc.	346,261	15,620
*	Luminex Corp.	811,260	15,414
*	Air Methods Corp.	310,799	14,679
*	Neogen Corp.	331,850	14,568
*	HMS Holdings Corp.	598,655	13,907
*	Covance Inc.	169,300	13,527
*	IDEXX Laboratories Inc.	94,000	13,317
*	Cerner Corp.	206,000	13,048
*	Hologic Inc.	491,600	12,875
*	Wright Medical Group Inc.	405,389	12,818
*	Cardiovascular Systems Inc.	402,000	12,462
*	Zeltiq Aesthetics Inc.	483,490	12,397
*	Prestige Brands Holdings Inc.	328,296	11,628
*	Alexion Pharmaceuticals Inc.	51,262	9,810
*	Pacira Pharmaceuticals Inc.	103,729	9,628
*	IPC The Hospitalist Co. Inc.	222,370	9,264
*	Hyperion Therapeutics Inc.	367,274	8,925
*	Anacor Pharmaceuticals Inc.	289,844	8,524
*,^	Exact Sciences Corp.	330,213	7,948
*	Incyte Corp.	116,490	7,812
*	LDR Holding Corp.	221,550	7,630

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Jazz Pharmaceuticals plc	44,407	7,498
*	Ligand Pharmaceuticals Inc.	131,600	7,274
*	Cubist Pharmaceuticals Inc.	95,200	6,882
*	Isis Pharmaceuticals Inc.	147,175	6,779
*,^	Sarepta Therapeutics Inc.	403,660	6,527
*	Envision Healthcare Holdings Inc.	181,925	6,358
*	WuXi PharmaTech Cayman Inc. ADR	163,820	6,176
*	HealthEquity Inc.	277,113	5,653
*	ExamWorks Group Inc.	142,250	5,516
	Endologix Inc.	404,215	4,608
*	NPS Pharmaceuticals Inc.	164,715	4,513
*	Centene Corp.	48,100	4,457
*	United Therapeutics Corp.	32,900	4,309
*	NxStage Medical Inc.	239,000	3,623
	Clovis Oncology Inc.	55,816	3,330
*	Natus Medical Inc.	93,500	3,179
	DexCom Inc.	70,216	3,156
*	PAREXEL International Corp.	58,000	3,150
*	Quintiles Transnational Holdings Inc.	53,600	3,138
*	Seattle Genetics Inc.	82,500	3,025
	Neurocrine Biosciences Inc.	161,301	2,987
	Synageva BioPharma Corp.	39,368	2,982
*	Medivation Inc.	27,868	2,946
*	Depomed Inc.	187,500	2,888
	Novadaq Technologies Inc.	178,323	2,785
^	PDL BioPharma Inc.	309,500	2,640
*,^	Sequenom Inc.	782,800	2,560
*	Anika Therapeutics Inc.	59,600	2,392
	Revance Therapeutics Inc.	118,197	2,383
*	Providence Service Corp.	52,400	2,315
*	MedAssets Inc.	102,900	2,229
*	Lannett Co. Inc.	38,000	2,155
*	XOMA Corp.	453,730	1,947
*,^	Myriad Genetics Inc.	48,400	1,911
*	Premier Inc. Class A	50,000	1,669
*	CorVel Corp.	46,075	1,586
*	Alliance HealthCare Services Inc.	63,200	1,525
	Chimerix Inc.	42,030	1,305
*	Dendreon Corp.	788,000	772
*	Prothena Corp. plc	33,894	743
*	Dyax Corp.	54,400	673
	Chemed Corp.	6,006	621
*	Sagent Pharmaceuticals Inc.	18,600	589
	HealthSouth Corp.	12,200	492
*	Cytokinetics Inc.	133,100	489
			2,029,798
Industrials (17.1%)
*	Armstrong World Industries Inc.	1,454,705	70,437
	MSC Industrial Direct Co. Inc. Class A	767,873	62,175
*	WESCO International Inc.	686,424	56,568
*	Generac Holdings Inc.	1,230,073	55,771
	AO Smith Corp.	1,006,015	53,671
	Acuity Brands Inc.	380,880	53,106
	Waste Connections Inc.	1,059,610	52,875
	Pentair plc	767,725	51,476
*	WageWorks Inc.	886,929	50,564
*	Teledyne Technologies Inc.	485,923	50,356
*	IHS Inc. Class A	377,190	49,423
*	Middleby Corp.	521,001	46,109
*	Advisory Board Co.	852,764	45,768
	Chicago Bridge & Iron Co. NV	748,705	40,909
	Manpowergroup Inc.	605,650	40,427
	EnerSys	642,135	40,326
*	Stericycle Inc.	317,190	39,966

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Watsco Inc.	386,110	39,236
*	JetBlue Airways Corp.	3,336,020	38,498
	John Bean Technologies Corp.	1,280,743	38,384
	AMETEK Inc.	730,365	38,089
*	Swift Transportation Co.	1,433,900	35,417
*	Trex Co. Inc.	798,370	34,330
*	Moog Inc. Class A	434,738	33,275
*,2	American Woodmark Corp.	798,759	32,677
*	Esterline Technologies Corp.	274,600	32,158
*	Quanta Services Inc.	936,965	31,932
*	Orbital Sciences Corp.	1,200,000	31,560
	Kennametal Inc.	800,881	30,922
	Watts Water Technologies Inc. Class A	507,300	30,758
	RBC Bearings Inc.	477,194	28,990
*	United Rentals Inc.	252,936	27,838
*	UTi Worldwide Inc.	2,461,120	26,900
	Herman Miller Inc.	835,649	26,741
*	Taser International Inc.	1,407,869	26,524
	Robert Half International Inc.	479,527	26,268
	Flowserve Corp.	382,275	25,991
*	DXP Enterprises Inc.	382,406	25,350
	Carlisle Cos. Inc.	280,820	24,959
	Corporate Executive Board Co.	306,208	22,568
	Mobile Mini Inc.	510,982	22,396
*	B/E Aerospace Inc.	285,727	21,272
*	Clean Harbors Inc.	426,318	21,158
*	Huron Consulting Group Inc.	285,165	19,850
*	Proto Labs Inc.	280,744	18,352
^	Greenbrier Cos. Inc.	277,834	17,376
	Tennant Co.	229,573	16,926
*	Genesee & Wyoming Inc. Class A	175,630	16,896
	Kaman Corp.	350,827	15,107
	Ryder System Inc.	163,785	14,490
	HEICO Corp. Class A	315,380	14,429
*	Rush Enterprises Inc. Class A	366,958	13,981
*	Verisk Analytics Inc. Class A	218,200	13,605
*	Copart Inc.	406,008	13,577
*	NCI Building Systems Inc.	652,392	12,963
*	Saia Inc.	239,899	11,760
	Sensata Technologies Holding NV	233,309	11,388
	Exponent Inc.	142,322	11,360
*	Rexnord Corp.	368,426	10,887
	Nordson Corp.	139,877	10,708
	Knight Transportation Inc.	347,480	10,167
	MSA Safety Inc.	170,243	9,784
	Columbus McKinnon Corp.	334,557	9,518
*	Hexcel Corp.	223,925	9,380
	H&E Equipment Services Inc.	250,279	9,358
*	TriMas Corp.	284,253	8,999
*	Astronics Corp.	167,280	8,667
*	On Assignment Inc.	287,717	8,373
*	CAI International Inc.	363,230	7,646
	Heartland Express Inc.	299,812	7,537
	KAR Auction Services Inc.	246,330	7,479
*	Spirit Airlines Inc.	95,331	6,970
	McGrath RentCorp	188,054	6,870
	Lennox International Inc.	69,100	6,144
	Ritchie Bros Auctioneers Inc.	249,636	6,089
	Towers Watson & Co. Class A	54,400	6,000
	Woodward Inc.	112,444	5,758
	Polypore International Inc.	124,617	5,473
*	TriNet Group Inc.	176,657	5,286
	Expeditors International of Washington Inc.	114,871	4,900
	Kirby Corp.	42,701	4,722

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Alaska Air Group Inc.	86,948	4,628
	Roadrunner Transportation Systems Inc.	222,712	4,590
	Cintas Corp.	55,700	4,079
	IDEX Corp.	54,150	4,056
*	Avis Budget Group Inc.	70,900	3,953
	Huntington Ingalls Industries Inc.	37,000	3,915
*	Spirit AeroSystems Holdings Inc. Class A	99,100	3,899
	Lincoln Electric Holdings Inc.	45,700	3,312
	Deluxe Corp.	54,109	3,290
	Trinity Industries Inc.	90,500	3,232
	Pitney Bowes Inc.	123,800	3,063
*	WABCO Holdings Inc.	31,200	3,038
*	Chart Industries Inc.	62,800	2,923
	Copa Holdings SA Class A	24,600	2,876
	ITT Corp.	62,700	2,825
*	Power Solutions International Inc.	43,030	2,818
	Mueller Water Products Inc. Class A	283,700	2,800
*	Meritor Inc.	234,900	2,699
	Manitowoc Co. Inc.	109,100	2,274
*	DigitalGlobe Inc.	70,300	2,010
	Steelcase Inc. Class A	112,079	1,986
	RR Donnelley & Sons Co.	110,700	1,932
	Toro Co.	27,800	1,716
*	Korn/Ferry International	46,400	1,296
	Douglas Dynamics Inc.	43,800	908
	Hyster-Yale Materials Handling Inc.	10,300	808
	Harsco Corp.	34,000	737
	HNI Corp.	5,800	271
	Argan Inc.	6,000	209
			2,109,036
Information Technology (22.9%)
*	Alliance Data Systems Corp.	383,148	108,565
*	Cadence Design Systems Inc.	4,628,560	83,083
*	Ultimate Software Group Inc.	461,178	69,412
*	Demandware Inc.	1,118,697	67,066
*	TiVo Inc.	4,940,010	64,467
*	Euronet Worldwide Inc.	1,198,658	64,332
*	Dealertrack Technologies Inc.	1,266,189	59,574
*	Silicon Laboratories Inc.	1,178,901	53,746
	Belden Inc.	731,415	52,069
	Teradyne Inc.	2,802,320	51,563
*	Electronics For Imaging Inc.	1,121,075	51,256
*	Microsemi Corp.	1,879,800	49,006
*	WNS Holdings Ltd. ADR	2,321,844	46,924
*	Bankrate Inc.	4,152,264	45,094
*	Sapient Corp.	2,572,045	44,548
*	CoStar Group Inc.	249,149	40,135
*	PTC Inc.	1,017,816	38,830
*	Mellanox Technologies Ltd.	853,145	38,212
	IAC/InterActiveCorp	563,414	38,137
*	Atmel Corp.	5,042,905	37,418
*	ON Semiconductor Corp.	4,496,820	37,279
*	F5 Networks Inc.	302,495	37,201
*	First Solar Inc.	615,678	36,263
*	Proofpoint Inc.	822,847	36,238
*	Verint Systems Inc.	627,170	36,056
	Convergys Corp.	1,753,011	35,358
*	Ruckus Wireless Inc.	2,705,200	35,113
*	WEX Inc.	276,100	31,354
*	Red Hat Inc.	517,100	30,468
*	VeriFone Systems Inc.	811,625	30,241
*,^	SunPower Corp. Class A	942,900	30,022
*	Aruba Networks Inc.	1,386,700	29,925
*	Aspen Technology Inc.	809,832	29,907

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Finisar Corp.	1,776,395	29,701
*	SPS Commerce Inc.	488,933	28,505
*	Ciena Corp.	1,673,120	28,041
*	Pandora Media Inc.	1,438,949	27,743
*	Informatica Corp.	772,520	27,548
*	Super Micro Computer Inc.	831,102	26,562
*	SS&C Technologies Holdings Inc.	544,156	26,294
	FactSet Research Systems Inc.	199,650	26,242
*	Palo Alto Networks Inc.	246,066	26,009
	j2 Global Inc.	480,096	25,968
	Power Integrations Inc.	498,460	25,102
	Monolithic Power Systems Inc.	555,890	24,565
*	Cavium Inc.	474,488	24,346
*	Cognex Corp.	608,000	24,052
*,^	Stratasys Ltd.	198,668	23,912
*	Radware Ltd.	1,209,700	22,972
*	Tyler Technologies Inc.	201,975	22,605
*	Syntel Inc.	248,652	21,536
*	Acxiom Corp.	1,120,785	21,116
	Intersil Corp. Class A	1,574,795	20,929
	Methode Electronics Inc.	530,965	20,909
*	Akamai Technologies Inc.	331,693	20,001
*	Semtech Corp.	785,822	19,944
*	Manhattan Associates Inc.	486,681	19,521
*	Constant Contact Inc.	538,753	19,050
*	Infoblox Inc.	1,139,600	18,393
*	Cardtronics Inc.	477,795	18,343
*	Gartner Inc.	222,706	17,975
*	Qlik Technologies Inc.	573,400	16,256
*	PROS Holdings Inc.	575,300	16,097
	Heartland Payment Systems Inc.	309,699	15,996
*	comScore Inc.	375,437	15,821
	MercadoLibre Inc.	114,200	15,548
*	Fortinet Inc.	590,600	15,385
*	LivePerson Inc.	1,041,973	15,004
*	Virtusa Corp.	361,191	14,802
^	Ubiquiti Networks Inc.	403,182	14,422
	MAXIMUS Inc.	297,039	14,395
*	Gigamon Inc.	948,085	14,164
*	Integrated Device Technology Inc.	840,520	13,793
	FLIR Systems Inc.	391,600	13,130
	Brocade Communications Systems Inc.	1,210,600	12,990
*	Imperva Inc.	298,400	12,225
*	Concur Technologies Inc.	92,077	11,815
*	LinkedIn Corp. Class A	51,262	11,737
	SolarWinds Inc.	238,426	11,337
*	Nanometrics Inc.	826,028	11,184
*	VASCO Data Security International Inc.	424,314	10,744
	Littelfuse Inc.	110,000	10,729
*	Guidewire Software Inc.	211,500	10,562
*,^	InvenSense Inc.	638,500	10,350
*	Synchronoss Technologies Inc.	198,389	10,251
	Microchip Technology Inc.	229,500	9,894
*	Riverbed Technology Inc.	510,000	9,685
*	Progress Software Corp.	355,000	9,194
*	Polycom Inc.	695,350	9,095
*	Rogers Corp.	131,550	8,994
*	EPAM Systems Inc.	186,300	8,894
*,^	Allot Communications Ltd.	774,100	8,840
*	IPG Photonics Corp.	115,500	8,479
*	Sonus Networks Inc.	2,440,586	8,469
*	iGATE Corp.	227,590	8,432
*	Diodes Inc.	323,485	8,356
	Vistaprint NV	120,989	8,089

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Solera Holdings Inc.	150,981	7,843
	Blackbaud Inc.	167,005	7,432
*	ANSYS Inc.	92,195	7,243
*	Bottomline Technologies de Inc.	287,426	7,212
*	WebMD Health Corp.	159,968	6,827
*,^	Endurance International Group Holdings Inc.	410,365	6,820
*	Tableau Software Inc. Class A	79,400	6,558
	National Instruments Corp.	189,100	5,991
	FEI Co.	69,800	5,883
*	Synaptics Inc.	85,125	5,825
*	FireEye Inc.	166,500	5,659
*	Information Services Group Inc.	1,292,619	5,468
	Trimble Navigation Ltd.	196,452	5,277
*	II-VI Inc.	362,366	4,888
*	Cornerstone OnDemand Inc.	134,600	4,882
*,^	Care.com Inc.	576,757	4,787
*	Global Cash Access Holdings Inc.	609,600	4,444
	Broadridge Financial Solutions Inc.	95,600	4,200
	RealPage Inc.	211,310	4,199
*	RF Micro Devices Inc.	308,230	4,010
*	Entropic Communications Inc.	1,512,830	3,782
	Jack Henry & Associates Inc.	62,900	3,763
*	Perficient Inc.	220,000	3,648
*	ARRIS Group Inc.	120,800	3,626
	DST Systems Inc.	34,996	3,372
	Booz Allen Hamilton Holding Corp. Class A	126,541	3,334
	CDW Corp.	108,100	3,334
*	Cree Inc.	104,400	3,287
*	Take-Two Interactive Software Inc.	118,200	3,126
*	Freescale Semiconductor Ltd.	155,000	3,083
*	Blackhawk Network Holdings Inc.	83,200	2,875
	Science Applications International Corp.	58,100	2,842
	ChannelAdvisor Corp.	201,147	2,794
*	CommScope Holding Co. Inc.	127,117	2,738
	Anixter International Inc.	31,931	2,720
*	Plexus Corp.	65,500	2,708
	Skyworks Solutions Inc.	46,300	2,697
*	AVG Technologies NV	141,400	2,534
	Monotype Imaging Holdings Inc.	87,700	2,509
*,^	Advanced Micro Devices Inc.	882,900	2,472
*	Envestnet Inc.	54,382	2,416
*	Zebra Technologies Corp.	28,700	2,117
*	Nimble Storage Inc.	75,000	2,052
*	Glu Mobile Inc.	524,300	2,029
	Pegasystems Inc.	91,400	1,981
*	Amkor Technology Inc.	197,500	1,339
	CSG Systems International Inc.	44,500	1,180
*	E2open Inc.	201,187	1,175
*	ShoreTel Inc.	117,900	954
*	MicroStrategy Inc. Class A	4,400	708
*	Lionbridge Technologies Inc.	128,600	621
*	HubSpot Inc.	14,000	499
*	Aerohive Networks Inc.	98,100	491
*	GTT Communications Inc.	20,000	260
	QAD Inc. Class A	11,900	256
*	Callidus Software Inc.	16,199	228
*	MaxLinear Inc.	31,600	224
			2,817,126
Materials (6.3%)
*	Graphic Packaging Holding Co.	6,390,464	77,516
	Minerals Technologies Inc.	947,830	72,708
	Ball Corp.	901,635	58,092
	Ashland Inc.	418,005	45,174
	PolyOne Corp.	1,180,100	43,675

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Smurfit Kappa Group plc	1,954,421	40,413
	Methanex Corp.	670,860	39,809
*	KapStone Paper and Packaging Corp.	1,223,854	37,646
	Sensient Technologies Corp.	622,631	36,847
	Worthington Industries Inc.	942,470	36,426
	Steel Dynamics Inc.	1,516,540	34,895
*	WR Grace & Co.	337,060	31,886
	OM Group Inc.	1,051,300	27,365
*	Constellium NV Class A	1,143,439	23,155
	Allegheny Technologies Inc.	699,810	22,989
	Carpenter Technology Corp.	420,860	21,064
	Schweitzer-Mauduit International Inc.	410,514	17,677
	Eagle Materials Inc.	172,182	15,054
	US Silica Holdings Inc.	307,541	13,808
	Scotts Miracle-Gro Co. Class A	207,000	12,263
	FMC Corp.	213,760	12,259
	Airgas Inc.	79,700	8,890
	Balchem Corp.	123,521	7,992
	Valspar Corp.	91,684	7,533
	Sealed Air Corp.	134,100	4,861
	Quaker Chemical Corp.	54,515	4,475
	NewMarket Corp.	8,773	3,404
*	Owens-Illinois Inc.	104,300	2,688
	Avery Dennison Corp.	57,200	2,680
*	Stillwater Mining Co.	201,300	2,643
	Westlake Chemical Corp.	29,400	2,074
*	Berry Plastics Group Inc.	72,500	1,886
	International Flavors & Fragrances Inc.	17,600	1,745
*	Ferro Corp.	115,600	1,517
	Cytec Industries Inc.	19,600	914
*	Advanced Emissions Solutions Inc.	16,400	332
			774,355
Other (1.5%)
^	iShares Russell 2000 ETF	962,395	112,177
^,3	Vanguard Small-Cap Growth ETF	463,200	57,914
*,4	Pure Storage Inc. Private Placement	437,384	6,878
*,4	Dropbox Private Placement	425,730	5,858
			182,827
Telecommunication Services (0.7%)
*	SBA Communications Corp. Class A	315,155	35,401
*	Vonage Holdings Corp.	9,652,091	33,589
*	8x8 Inc.	1,182,519	9,295
*	FairPoint Communications Inc.	109,400	1,816
	Inteliquent Inc.	107,200	1,804
*	Level 3 Communications Inc.	37,200	1,745
*	Cincinnati Bell Inc.	171,800	631
	IDT Corp. Class B	38,000	626
			84,907
Utilities (0.4%)
	ITC Holdings Corp.	1,137,620	45,061
	Otter Tail Corp.	14,274	443

			45,504

Total Common Stocks (Cost $9,201,337)			12,014,509

11

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2014

					Market
					Value
		Coupon		Shares	($000)

Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.7%)
5,6	Vanguard Market Liquidity Fund	0.114%		453,977,154	453,977

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.2%)
	Deutsche Bank Securities, Inc.(Dated 10/31/14,
	Repurchase Value $25,600,000, collateralized by
	Government National Mortgage Assn. 4.000%,
	7/20/44, with a value of $26,112,000)	0.140%	11/3/14	25,600	25,600

U.S. Government and Agency Obligations (0.1%)
7,8	Fannie Mae Discount Notes	0.100%	1/28/15	1,000	1,000
8,9	Federal Home Loan Bank Discount Notes	0.050%	12/10/14	100	100
9	Federal Home Loan Bank Discount Notes	0.032%	12/24/14	2,000	2,000
7,8	Freddie Mac Discount Notes	0.050%	1/14/15	6,000	5,999

					9,099

Total Temporary Cash Investments (Cost $488,676)					488,676

Total Investments (101.7%) (Cost $9,690,013)					12,503,185
Other Assets and Liabilities—Net (-1.7%)[6]					(210,515)

Net Assets (100%)					12,292,670

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $161,303,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.6% and 3.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Restricted securities totaling $12,736,000, representing 0.1% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $164,635,000 of collateral received for securities on loan.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
8 Securities with a value of $5,199,000 have been segregated as initial margin for open futures contracts.
9 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.

12

This page intentionally left blank.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240 122014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 18, 2014
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.